SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934 (Amendment No.)

Check the appropriate box:

(X)	Preliminary Information Statement	( )	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

( )	Definitive Information Statement

COATES INTERNATIONAL, LTD.
(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

(X)	No fee required.
( )	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No:

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4)	Date Filed:

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY

Coates International, Ltd.
2100 Highway 34 & Ridgewood Road
Wall Township, NJ 07719
 (732) 449-7717

INFORMATION STATEMENT
(Preliminary)

September 17, 2007

GENERAL INFORMATION

          This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the holders (the “Stockholders”) of the common stock, par value $0.0001 per share (the “Common Stock”), of Coates International, Ltd., a Delaware Corporation (the “Company”), to notify such Stockholders of the following:

1.
On or about or about September 17, 2007, the Company approved an amendment to  its Certificate of Incorporation to cancel all 14,000,000 shares of the Company’s Series A Convertible Preferred Stock and authorize 100,000,000 new shares of the Company’s Preferred Stock, which upon approval of the Board of Directors, may be issued in one or more series and the relative terms, rights, preferences and limitations may be fixed.

2.	Stockholder approval of the Company’s 2006 Stock Option and Incentive Plan (the “Stock Option Plan”), which was adopted by the Company’s Board of Directors in October 2006; and,
3.	Election of eight Directors of the Company to hold office until their successors have been duly elected and qualified.

On September 17, 2007, the Board of Directors of the Company approved the above-mentioned actions, subject to Stockholder approval. The Majority Stockholder approved these actions by written consent in lieu of a meeting on September 17, 2007, in accordance with the Delaware General Corporation Law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the action.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors of the Company (the "Board") believes that the stockholders of the Company will benefit from the ability of the Company to obtain funding through equity and/or financing transactions.  The Company’s Series A Convertible Preferred Stock “(Preferred Stock”) had previously been designated with fixed terms, rights, preferences and limitations within its Certificate of Incorporation which could prevent the Company from offering preferred stock with flexible terms, rights, preferences and limitations to meet specific needs of prospective future investors. Canceling the Company’s Series A Convertible Preferred Stock as proposed herein, and authorizing new Preferred Stock without any designation of the terms, rights, preferences and limitations will enable the Company to issue its shares of Preferred Stock in one or more newly designated series with the terms, rights, preferences and limitations as determined by the Board of Directors, that most appropriately fit future financing transactions.

ACTIONS TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the holders of the majority of the outstanding voting capital stock of the Company.

AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CANCEL ALL 14,000,000 SHARES OF THE COMPANY’S SERIES A CONVERTIBLE PREFERRED STOCK AND AUTHORIZE 100,000,000 NEW SHARES OF THE COMPANY’S PREFERRED STOCK

The Board of Directors of the Company has adopted a proposal declaring advisable an amendment to the Certificate of Incorporation of the Company to cancel all 14,000,000 shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”), par value $0.001 per share and authorize 100,000,000 new shares of the Company’s Preferred Stock, par value $0.001 per share, which upon approval of the Board of Directors, may be issued in one or more series and the relative terms, rights, preferences and limitations may be fixed. As of September 17, 2007, there were no issued and outstanding shares of Preferred Stock. The proposed form of the Certificate of Amendment of the Certificate of Incorporation is attached hereto as Exhibit A.

ADOPTION OF THE COMPANY’S 2006 STOCK OPTION INCENTIVE PLAN

The Company’s 2006 Stock Option and Incentive Plan (the “Stock Plan”) was adopted by the Company’s Board of Directors in October 2006, subject to stockholder approval.   The Stock Plan provides for the grant of stock-based awards to employees, officers and directors of, and consultants or advisors to, the Company and its subsidiaries, if any.  Under the Stock Plan, the Company may grant options that are intended to qualify as incentive stock options (“incentive stock options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), options not intended to qualify as incentive stock options (“non-statutory options”), restricted stock and other stock-based awards.  Incentive stock options may be granted only to employees of the Company.  A total of 12,500,000 shares of Common Stock may be issued upon the exercise of options or other awards granted under the Stock Plan.  The maximum number of shares with respect to which awards may be granted to any employee under the Stock Plan shall not exceed 25% of that number.

The Stock Plan is administered by the Board of Directors and the Compensation Committee.  Subject to the provisions of the Stock Plan, the Board of Directors and the Compensation Committee each has the authority to select the persons to whom awards are granted and determine the terms of each award, including the number of shares of Common Stock subject to the award.  Payment of the exercise price of an award may be made in cash, in a “cashless exercise” through a broker, or if the applicable stock option agreement permits, shares of Common Stock or by any other method approved by the Board or Compensation Committee.  Unless otherwise permitted by the Company, awards are not assignable or transferable except by will or the laws of descent and distribution.

Upon the consummation of an acquisition of the business of the Company, by merger or otherwise, the Board shall, as to outstanding awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such awards by the Company or the assumption of such awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such awards immediately preceding the acquisition. In addition to or in lieu of the foregoing, with respect to outstanding stock options, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such options shall terminate, or provide that one or more options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof.  Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to a stock option or other award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for a stock option or other award pursuant to these provisions. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

The Board may at any time provide that any stock options shall become immediately exercisable in full or in part, that any restricted stock awards shall be free of some or all restrictions, or that any other stock-based awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

The Board of Directors or Compensation Committee may, in its sole discretion, amend, modify or terminate any award granted or made under the Stock Plan, so long as such amendment, modification or termination would not materially and adversely affect the participant.

A copy of the Stock Plan, as adopted by the Board of Directors is attached hereto as Exhibit B.

ELECTION OF DIRECTORS

Authorization and approval of the election as directors of George J. Coates, Gregory Coates, Barry C. Kaye, Richard W. Evans, Dr. Michael J. Suchar, Dr. Frank Adipietro, Glenn Crocker and Richard Whitworth to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. All of the nominees are presently directors of the Company.

Officers and Directors

The officers and directors of the Company are as follows:

Name	Age	Position

George J. Coates	67	Director, Chairman of the Board, Chief Executive Officer and President

Gregory Coates	36	Director and President- Technology Division

Barry C. Kaye	54	Director, Treasurer and Chief Financial Officer

Richard W. Evans	76	Director and Secretary

Dr. Michael J. Suchar	51	Director *, **

Dr. Frank Adipietro	49	Director *, **

Glen Crocker	58	Director *, ***

Richard Whitworth	58	Director *, ***

*	Serves as an independent director.
**	Serves as a member of our compensation committee
***	Serves as a member of our audit committee

George J. Coates is our founder and served since our organization and until October 23, 2006 as a director of our Company, Chairman of the Board of Directors, President, Chief Executive Officer, Treasurer and Chief Financial Officer. Since October 23, 2006, he was employed by us in a non-executive position, and was considered by us as to be a significant employee. Effective March 28, 2007, Mr. Coates assumed the position as Chairman of our Board.  He replaced his son Gregory Coates who will continue to serve as a Director and President, Technology Division.  Mr. Coates was appointed Chief Executive Officer and President, replacing Mark Goldsmith.

George J. Coates served two apprenticeships in Europe while attending the College of Technology in London, and as an associate member of the S.A.E. He received The City and Guilds of London Award for electrical and mechanical engineering. He is a former management director of SCR motor engineers of Europe and holds the certificates of Ministry of Transport in the United Kingdom. He worked as an engineer for Rolls Royce and Mercedes Benz, and holds approximately 300 patents worldwide. He invented coolant disc brakes, invented a hydraulic suspension, invented and patented the Coates rotary valve system and invented and patented a turbine engine. George Coates is 66 years old.

Gregory Coates became a director of the Company on October 24, 2006, and has served as the Chairman of our Board of Directors until March 28, 2007. On October 23, 2006 he became our President – Technology Division. For the past fifteen years, Gregory Coates has worked with us as a design engineer, working in research and development, designing and building the CSRV System and adapting this system to various existing applications. He created certain of our licensed inventions, and patented certain of them. Gregory Coates is an Associate Member of the Society of Automotive Engineers, Inc., and a Member of the American Society of Mechanical Engineers. He graduated from the College of Technology of Ireland.

Barry C. Kaye became a director of the Company on October 24, 2006 and has been serving as our Treasurer and Chief Financial Officer since October 18, 2006. Mr. Kaye is a Certified Public Accountant in both New York and New Jersey.  From 2004 to 2005, Mr. Kaye served as Corporate Controller of Development Corporation for Israel.  He was the Vice President, Finance & Operations for Alliance Corner Distributors, Inc. from 2003 to 2004.  From 1999 to 2006, he was an Executive Business Consultant with BCK Business Consulting.  From 1987 to 1999, he served as Group Vice President, Finance at Sharp Electronics Corporation.  From 1976 to 1987, Mr. Kaye was a Senior Audit Manager for Arthur Andersen & Co.  He is a member of the American Institute of Certified Accountants as well as a member of the New York and New Jersey State Societies of Certified Public Accountants.  Mr. Kaye received his B.S. Degree in Accounting (with Cum Laude honors) from Brooklyn College of the City University of New York.

Richard W. Evans became a director of the Company in May 1996.  Dr. Evans holds an ED.D degree from Rutgers University, was a Supervisor of the Highland Park School in Highland Park, New Jersey, a post held for more than the preceding five years until his retirement in June 1996.

           Michael J. Suchar became a director of the Company in May 1996. Dr. Suchar, who holds a Doctor of Dental Surgery degree from Temple University Dental School, has been a practicing pediatric dentistry for more than the preceding five years.

Frank J. Adipietro became a director of the Company on October 24, 2006. Dr. Adipietro earned an M.D. degree from Downstate Medical School, Brooklyn, New York. He has also earned an undergraduate degree from New York University, graduating with Phi Beta Kappa and Magna Cum Laude distinction. He has been practicing in the area of anesthesia and interventional pain management for more than twenty years. He has been Vice President of the Medical Staff at Eastern Long Island Hospital in Greenpoint, New York since 2001 and serves on numerous hospital committees. He was affiliated with Lenox Hill Hospital, New York, NY for more than ten years in the field of anesthesiology.

Glenn Crocker became a director of the Company on October 24, 2006. Mr. Crocker, who holds an MBA degree in Engineering Design, has been working for most of the past thirty five years as a designer and design engineer with various vehicle manufacturers.

Richard Whitworth became a director of the Company on October 24, 2006. Mr. Whitworth, who holds a Bachelor of Science degree from the University of Florida, has been serving as the president of the Whitworth Group Inc. for the past 19 years. The Whitworth Group specializes in governmental and public relations, organizational development and financial services.

DISSENTER’S RIGHTS OF APPRAISAL

        The Stockholders have no right under the Delaware General Corporation Law, the Company’s articles of incorporation consistent with above or the Company’s By-Laws to dissent from any of the provisions adopted as set forth herein.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

       The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Annual Report on Form 10-KSB/A for the year ended December 31, 2006;
2.	Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007;
3.	Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2007; and
4.	Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006;

  EFFECTIVE DATE OF AMENDMENT

The amendment to our Articles of Incorporation will become effective upon the filing with the Delaware Secretary of State of a Certificate of Amendment to our Articles of Incorporation, attached hereto as Exhibit A.  We intend to file the Certificate of Amendment twenty days after this Information Statement is first mailed to shareholders.

Dated: September 17, 2007

By Order of the Board of Directors

By:	/s/ George J. Coates
George J. Coates
Chairman of the Board of Directors, President and Chief Executive Officer

Exhibit A

STATE OF DELAWARE
CERTIFICATION OF AMENDMENT
OF CERTIFICATE OF INCORPORATION
OF
COATES INTERNATIONAL, LTD.

A corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST:   That at a meeting of the Board of Directors of Coates International, Ltd. (“Coates”), resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation to cancel all 14,000,000 shares of the Company’s Series A Convertible Preferred Stock and authorize 100,000,000 new shares of the Company’s Preferred Stock, which upon approval of the Board of Directors, may be issued in one or more series and the relative terms, rights, preferences and limitations may be fixed.  The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

Classes and Numbers of Shares.  The total number of shares of stock that the Corporation shall have authority to issue is One Billion and One Hundred Million (1,100,000,000). The Classes and aggregate number of shares of each class which the Corporation shall have authority to issue are as follows:

1.	One Billion (1,000,000,000) shares of Common Stock, par value $0.0001 per share (the “Common Stock”). The terms and provisions of the Common Stock are as follows:

(i) The holders of Common Stock shall be entitled to one vote per share with respect to all corporate matters.

(ii) In case of the liquidation or dissolution of the Corporation, the holders of said shares of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the prior rights of the holders of Preferred Stock, to share ratably in the remaining net assets of the Corporation.

2.
One hundred Million (100,000,000) shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”). The Corporation may issue any class of the Preferred Stock in any series. The Board of Directors shall have authority to establish and designate series, and to fix the number of shares included in each such series and the variations in the relative rights, preferences and limitations as between series, provided that, if the stated dividends and amounts payable on liquidation are not paid in full, the shares of all series of the same class shall share ratably in the payment of dividends including accumulations, if any, in accordance with the sums which would be payable on such shares if all dividends were declared and paid in full, and in any distribution of assets other than by way of dividends in accordance with the sums which would be payable on such distribution if all sums payable were discharged in full. Shares of each such series when issued shall be designated to distinguish the shares of each series from shares of all other series.

            SECOND:   That thereafter, pursuant to resolution of its Board of Directors, a vote of the stockholders  of said corporation was held at which the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD:   That said amendment was duly adopted in accordance with the provisions of Section 242  of the General Corporation Law of the State of Delaware.

FOURTH:   That the capital of said corporation shall not be reduced under or by reason of said amendment.

IN WITNESS WHEREOF, said Coates International, Ltd., has caused this certificate to be signed by George J. Coates, an Authorized Officer, this 12th day of September, 2007.

By:	/s/
Authorized Officer
Title: President
Name: George J. Coates

COATES INTERNATIONAL LTD.
2006 Stock Option and Incentive Plan

1.	Purpose and Eligibility

    The purpose of this 2006 Stock Option and Incentive Plan (the "Plan") of Coates International Ltd. (the "Company") is to provide stock options and other equity interests in the Company (each an "Award") to employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, all of whom are eligible to receive Awards under the Plan. Any person to whom an Award has been granted under the Plan is called a "Participant". Additional definitions are contained in Section 8.

2.	Administration

    a.Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan. Specifically, without limiting the foregoing, the Board shall have authority to adopt special rules and sub-plans for Participants in foreign jurisdictions to take advantage of favorable tax programs or for other legal objectives. The Board of Directors may further, with the consent of the affected optionee, affect the cancellation of any or all outstanding options and the grant of new options in substitution therefor covering the same or different numbers of shares of Common Stock having an option exercise price per share that may be higher or lower than the exercise price per share of the canceled options.

    b.Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board.

    c. Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise or purchase price of such Awards, which may include a formula by which the price will be determined) and the maximum number of securities subject to Awards that the officers may grant;provided further that no officer shall be authorized to grant Awards to any"executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).

3.	Stock Available for Awards

    a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 12,500,000 shares. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than cost, such shares of Common Stock shall again be available for the grant of Awards under the Plan; provided, however, that the cumulative number of such shares that may be so reissued under the Plan will not exceed 12,500,000 shares. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

    b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than 25% of the number of shares specified in Section 3(a).

    c. Adjustment to Common Stock. In the event of any stock split, stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding stock-based Award shall be adjusted by the Company (or substituted Awards may be made) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate. If Section 7(e)(i) applies for any event, this Section 3(c) shall not be applicable.

4.	Stock Options

    a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the Common Stock issued upon the exercise of each Option, including vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws, as it considers advisable.

    b. Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall be granted only to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option."

    c. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify it in the applicable option agreement.

    d. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

    e. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(f) for the number of shares for which the Option is exercised.

    f. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment:

            (i) by check payable to the order of the Company;

            (ii) except as otherwise explicitly provided in the applicable option agreement, and only if the Common Stock is then publicly traded, delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, plus in each case any required tax withholding; or

            (iii) to the extent explicitly provided in the applicable option agreement, by (x) delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable option agreement), (y) delivery of a promissory note of the Participant to the Company (and delivery to the Company by the Participant of a check in an amount equal to the par value of the shares purchased), or (z) payment of such other lawful consideration as the Board may determine.

    g. Repricing. The Board may, without stockholder approval, amend any outstanding Option granted under the Plan to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option. The Board may also, without stockholder approval, cancel any outstanding Option and grant in substitution therefor new Options covering the same or a different number of shares of Common Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled
Option.

5.	Restricted Stock

    a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of cash or other lawful consideration in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

    b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the
Participant's estate.

6.	Other Stock-Based Awards

    The Board shall have the right to grant other Awards based upon the Common Stock or the trading price thereof and having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7.	General Provisions Applicable to Awards

    a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

    b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan provided that such terms and conditions do not contravene the provisions of the Plan.

    c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

    d. Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary,may exercise rights under the Award.

    e. Acquisition of the Company

            (i) Consequences of an Acquisition. Upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 7(e)(i), also the "Board"), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options shall terminate, or provide that one or more Options then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options over the exercise price thereof. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Option or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

            (ii) Acquisition Defined. An "Acquisition" shall mean: (x) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (z) any other acquisition of the business of the Company, as determined by the Board.

            (iii) Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

    f. Withholding. Each Participant shall pay to the Company, or make provisions satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Board may allow Participants  to satisfy such tax obligations in whole or in part by transferring shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their fair market value (as determined by the Board or as determined pursuant to the applicable option agreement). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

    g. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

    h. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

    i. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option. In the event of the acceleration of the exercisability of one or more outstanding Options, including pursuant to paragraph (e)(i), the Board may provide, as a condition of full exercisability of any or all such Options, that the Common Stock or other substituted consideration, including cash, as to which exercisability has been accelerated shall be restricted and subject to forfeiture back to the Company at the option of the Company at the cost thereof upon termination of employment or other relationship, with the timing and other terms of the vesting of such restricted stock or other consideration being equivalent to the timing and other terms of the superseded exercise schedule of the related Option.

8.	Miscellaneous

    a. Definitions.

            (i) "Company" for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of Coates International Ltd., as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of Coates International Ltd., as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

            (ii) "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

            (iii) "employee" for purposes of eligibility under the Plan (but not for purposes of Section 4(b)) shall include a person to whom an offer of employment has been extended by the Company.

    b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

    c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

    d. Effect on Other Benefit Plans. The amount of any compensation deemed to be received by a Participant as a result of the receipt or exercise of an Award will not constitute "earnings" with respect to which any other benefits of such Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

    e. Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing (i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

    f. Provisions for Foreign Participants. The Board may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish sub-plans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

    g. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

    h. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

    i. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of Delaware, without regard to any applicable conflicts of law.

Adopted by the Board of Directors on

Approved by the stockholders on

 COATES INTERNATIONAL LTD.

FORM OF STOCK OPTION AGREEMENT
UNDER
2006 STOCK OPTION AND INCENTIVE PLAN

[INCENTIVE] STOCK OPTION AGREEMENT

      Coates International Ltd. (the "Company") hereby grants the following stock option pursuant to its 2006 Stock Option and Incentive Plan. The terms and conditions attached hereto are also a part hereof.

Name of optionee (the "Optionee"):

Date of this option grant:

Number of shares of the Company's Common Stock
subject to this option ("Shares"):

Option exercise price per share:

Number, if any, of Shares that may be purchased on
or after the grant date:

Shares that are subject to vesting schedule:

Vesting Start Date:

Vesting Schedule:

_______ shares
an additional	___________ shares

an additional	___________ shares

all remaining Shares

All vesting is dependent on the continuation of a Business Relationship with the Company, as provided herein.

Payment alternatives (specify any or all of Section 7(a)(i) though (iv):
--------------------------------------------------------------------------------

      This option satisfies in full all commitments that the Company has to the
Optionee with respect to the issuance of stock, stock options or other equity securities.

Signature of Optionee	By:	/s/

Coates International Ltd.

	By:	/s/
Street Address		Name of Officer:
Title
City/State/Zip CodeTitle

[INCENTIVE] STOCK OPTION AGREEMENT

      1. Grant Under Plan. This option is granted pursuant to and is governed by the Company's 2006 Stock Option and Incentive Plan (the "Plan") and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan.

      2. Grant as Incentive Stock Option [Non-Qualified Stock Option]. This option is intended to qualify as an [This option is a non-statutory stock option and is not intended to qualify as an] incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code").

      3. Vesting of Option.

            (a) Vesting if Business Relationship Continues. The Optionee may exercise this option on or after the date of this option grant for the number of shares of Common Stock, if any, set forth on the cover page hereof. If the Optionee has continuously maintained a Business Relationship (as defined below) with the Company through the dates listed on the vesting schedule set forth on the cover page hereof, the Optionee may exercise this option for the additional number of shares of Common Stock set opposite the applicable vesting date. Notwithstanding the foregoing, the Board may, in its discretion, accelerate the date that any installment of this option becomes exercisable. The foregoing rights are cumulative and may be exercised only before the date which is [ten] years from the date of this option grant.

            (b) Accelerated Vesting Due to Acquisition. In the event an Acquisition that is not a Private Transaction occurs while the Optionee maintains a Business Relationship with the Company and this option has not fully vested, this option shall become exercisable for [?] of the then number of Shares as to which it has not vested, such vesting to occur immediately prior to the closing of the Acquisition, with vesting to continue after the closing at [?] the rate/number set forth on the cover page as to the remainder of the Shares subject to vesting and on the same vesting dates, provided that the Optionee continuously maintains a Business Relationship with the Company or its successor through the applicable vesting dates. [If the Optionee after the Acquisition terminates his or her Business Relationship for good reason (as defined below) or the Company or the acquiror terminates the Business Relationship without Cause (as defined below), then immediately upon such termination date this option shall become exercisable as to all remaining Shares, and this option shall expire (may no longer be exercised) after the passage of [[?] months] from the date of termination, but in no event later than the scheduled expiration date.] [alternative: but this option may be exercised (to the extent otherwise exercisable on the date of termination) until its scheduled expiration date.]

            (c) Definitions. The following definitions shall apply: [As needed, depending on vesting scheme employed and whether the Plan contains any of these definitions]

"Acquisition" means (i) the sale of the Company by merger in which the shareholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor); or (ii) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction) or (iii) any other acquisition of the business of the Company, as determined by the Board.

"Business Relationship" means service to the Company or its successor in the capacity of an employee, officer, director or consultant.

"Cause" means: (i) gross negligence or willful malfeasance in the performance of the Optionee's work or a breach of fiduciary duty or confidentiality obligations to the Company by the Optionee; (ii) failure to follow the proper directions of the Optionee's direct or indirect supervisor after written notice of such failure; (iii) the commission by the Optionee of illegal conduct relating to the Company; (iv) disregard by the Optionee of the material rules or material policies of the Company which has not been cured within 15 days after notice thereof from the Company; or (v) intentional actson the part of the Optionee that have generated material adversepublicity toward or about the Company.

"Good Reason" means, with respect to an Optionee who is an employee: (i) the failure of the Company to pay any wages due to the Optionee within five days after written notice thereof from the Optionee or (ii) a reduction in the Optionee's salary from that on the date of this agreement, other than as part of a salary reduction program among multiple employees [or (iii) a demotion of the Optionee to a non-executive position with the Company]. "Good Reason" means, with respect to an Optionee who is not an employee, a breach by the Company of the terms of its relationship with the Optionee that continues for five days after notice.

"Private Transaction" means any Acquisition where the consideration received or retained by the holders of the then outstanding capital stock of the Company does not consist of (i) cash or cash equivalent consideration, (ii) securities which are registered under the Securities Act and/or (iii) securities for which the Company or any other issuer thereof has agreed, including pursuant to a demand, to file a registration statement within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.

4. Termination of Business Relationship.

            (a) Termination. If the Optionee's Business Relationship with the Company ceases, voluntarily or involuntarily, with or without cause, no further installments of this option shall become exercisable, [and this option shall expire (may no longer be exercised) after the passage of [[?] months] from the date of termination, but in no event later than the scheduled expiration date.] [alternative: but this option may be exercised (to the extent otherwise exercisable on the date of termination) until its scheduled expiration date.] Any determination under this agreement as to the status of a Business Relationship or other matters referred to above shall be made in good faith by the Board of Directors of the Company.

            (b) Employment Status. For purposes hereof, with respect to employees of the Company, employment shall not be considered as having terminated during any leave of absence if such leave of absence has been approved in writing by the Company and if such written approval contractually obligates the Company to continue the employment of the Optionee after the approved period of absence; in the event of such an approved leave of absence, vesting of this option shall be suspended (and the period of the leave of absence shall be added to all vesting dates) unless otherwise provided in the Company's written approval of the leave of absence.. For purposes hereof, a termination of employment followed by another Business Relationship shall be deemed a termination of the Business Relationship with all vesting to cease unless the Company enters into a written agreement related to such other Business Relationship in which it is specifically stated that there is no termination of the Business Relationship under this agreement. This option shall not be affected by any change of employment within or among the Company and its Subsidiaries so long as the Optionee continuously remains an employee of the Company or any Subsidiary.

            [(c) Termination for Cause. If the Business Relationship of the Optionee is terminated for Cause (as defined above), this option may no longer be exercised from and after the Optionee's receipt of written notice of such termination. In such event, the Repurchase Option described in Section 6 shall also be applicable.]

5. Death; Disability.

            (a) Death. Upon the death of the Optionee while the Optionee is maintaining a Business Relationship with the Company, this option may be exercised, to the extent otherwise exercisable on the date of the Optionee's death, by the Optionee's estate, personal representative or beneficiary to whom this option has been transferred pursuant to Section 10, only at any time within [[?] days] after the date of death, but not later than the scheduled expiration date.

            (b) Disability. If the Optionee ceases to maintain a Business Relationship with the Company by reason of his or her disability, this option may be exercised, to the extent otherwise exercisable on the date of cessation of the Business Relationship, only at any time within [[?] days] after such cessation of the Business Relationship, but not later than the scheduled expiration date. For purposes hereof, "disability" means "permanent and total disability" as defined in Section 22(e)(3) of the Code.

6. Partial Exercise. This option may be exercised in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share.

[Note: The following are the payment options that must be specified on the cover page. Payment alternatives may be eliminated in Section 7(a).]

7. Payment of Exercise Price.

            (a) Payment Options. The exercise price shall be paid by one or any combination of the following forms of payment that are applicable to this option, as indicated on the cover page hereof:

(i)    by check payable to the order of the Company; or

(ii)   delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Optionee to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price; or

(iii)  subject to Section 7(b) below, if the Common Stock is then traded on a national securities exchange or on the Nasdaq National Market (or successor trading system), by delivery of shares of Common Stock having a fair market value equal as of the date of exercise to the option price; or

(iv)  by check payable to the order of the Company for the par value of the shares being purchased plus delivery of the Optionee's [[?]]-year personal full recourse promissory note for the balance of the exercise price, with such note bearing interest payable not less than annually at the applicable Federal rate, as defined in Section 1274(d) of the Code.

            In the case of (iii) above, fair market value as of the date of exercise shall be determined as of the last business day for which such prices or quotes are available prior to the date of exercise and shall mean (i) the last reported sale price (on that date) of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market (or successor trading system), if the Common Stock is not then traded on a national securities exchange.

            (b) Limitations on Payment by Delivery of Common Stock. If Section 7(a)(iii) is applicable, and if the Optionee delivers Common Stock held by the Optionee ("Old Stock") to the Company in full or partial payment of the exercise price and the Old Stock so delivered is subject to restrictions or limitations imposed by agreement between the Optionee and the Company, an equivalent number of Shares shall be subject to all restrictions and limitations applicable to the Old Stock to the extent that the Optionee paid for the Shares by delivery of Old Stock, in addition to any restrictions or limitations imposed by this agreement. Notwithstanding the foregoing, the Optionee may not pay any part of the exercise price hereof by transferring Common Stock to the Company unless such Common Stock has been owned by the Optionee free of any substantial risk of forfeiture for at least six months.

8. Securities Laws Restrictions on Resale. Until registered under the Securities Act of 1933, as amended, or any successor statute (the "Securities Act"), the Shares will be illiquid and will be deemed to be "restricted securities" for purposes of the Securities Act. Accordingly, such shares must be sold in compliance with the registration requirements of the Securities Act or an exemption therefrom and may need to be held indefinitely. Unless the Shares have been registered under the Securities Act, each certificate evidencing any of the Shares shall bear a restrictive legend specified by the Company.

9. Method of Exercising Option. Subject to the terms and conditions of this agreement, this option may be exercised by written notice to the Company at its principal executive office, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares for which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and the Company shall deliver a certificate or certificates representing such shares as soon as practicable after the notice shall be received. Such certificate or certificates shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship). In the event this option shall be exercised, pursuant to Section 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option.

10. Option Not Transferable. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee's lifetime only the Optionee can exercise this option.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

12. No Obligation to Continue Business Relationship. Neither the Plan, this agreement, nor the grant of this option imposes any obligation on the Company to continue the Optionee in employment or other Business Relationship.

13. Adjustments. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to such date of exercise.

14. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold any tax in connection with the exercise of this option, or in connection with the transfer of, or the lapse of restrictions on, any Common Stock or other property acquired pursuant to this option, the Optionee hereby agrees that the Company may withhold from the Optionee's wages or other remuneration the appropriate amount of tax. At the discretion of the Company, the amount required to be withheld may be withheld in cash from such wages or other remuneration or in kind from the Common Stock or other property otherwise deliverable to the Optionee on exercise of this option. The Optionee further agrees that, if the Company does not withhold an amount from the Optionee's wages or other remuneration sufficient to satisfy the withholding obligation of the Company, the Optionee will make reimbursement on demand, in cash, for the amount underwithheld.

15. Early Disposition. The Optionee agrees to notify the Company in writing immediately after the Optionee transfers any Shares, if such transfer occurs on or before the later of (a) the date that is two years after the date of this agreement or (b) the date that is one year after the date on which the Optionee acquired such Shares. The Optionee also agrees to provide the Company with any information concerning any such transfer required by the Company for tax purposes. [Note: The foregoing is for ISOs only.]

16. Lock-up Agreement. The Optionee agrees that in the event that the Company effects an initial underwritten public offering of Common Stock registered under the Securities Act, the Shares may not be sold, offered for sale or otherwise disposed of, directly or indirectly, without the prior written consent of the managing underwriter(s) of the offering, for such period of time after the execution of an underwriting agreement in connection with such offering that all of the Company's then directors and executive officers agree to be similarly bound.

17. Arbitration. Any dispute, controversy, or claim arising out of, in connection with, or relating to the performance of this agreement or its termination shall be settled by arbitration in Boston, Massachusetts, pursuant to the rules then obtaining of the American Arbitration Association. Any award shall be final, binding and conclusive upon the parties and a judgment rendered thereon may be entered in any court having jurisdiction thereof.

18. Provision of Documentation to Optionee. By signing this agreement the Optionee acknowledges receipt of a copy of this agreement and a copy of the Plan.

19. Miscellaneous.

            (a) Notices. All notices hereunder shall be in writing and shall be deemed given when sent by mail, if to the Optionee, to the address set forth below or at the address shown on the records of the Company, and if to the Company, to the Company's principal executive offices, attention of the Corporate Secretary.

            (b) Entire Agreement; Modification. This agreement constitutes the entire agreement between the parties relative to the subject matter hereof, and supersedes all proposals, written or oral, and all other communications between the parties relating to the subject matter of this agreement. This agreement may be modified, amended or rescinded only by a written agreement executed by both parties.

            (c) Fractional Shares. If this option becomes exercisable for a fraction of a share because of the adjustment provisions contained in the Plan, such fraction shall be rounded down.

            (d) Issuances of Securities; Changes in Capital Structure. Except as expressly provided herein or in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to this option. No adjustments need be made for dividends paid in cash or in property other than securities of the Company. If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, spin-off, split-up or other similar change in capitalization or event, the restrictions contained in this agreement shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Shares, except as otherwise determined by the Board.

            (e) Severability. The invalidity, illegality or unenforceability of any provision of this agreement shall in no way affect the validity, legality or enforceability of any other provision.

            (f) Successors and Assigns. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the limitations set forth in Section 10 hereof.

            (g) Governing Law. This agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware, without giving effect to the principles of the conflicts of laws thereof.